Exhibit 31.4

WATTS WATER TECHNOLOGIES, INC.

CERTIFICATION PURSUANT TO

SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Todd A. Trapp, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Watts Water Technologies, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 12, 2016
/s/ Todd A. Trapp
Todd A. Trapp
Chief Financial Officer